Exhibit 99.1

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made as of the 17th day of February, 2015 (the “Effective Date”), between PSM HOLDINGS, INC., a Delaware corporation (“Borrower”), and QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, a Delaware limited partnership (“Lender”).

R E C I T A L S

WHEREAS, Borrower has requested that Lender make a term loan to Borrower to be used as described on Exhibit A attached hereto, and Lender is willing to loan such amount to Borrower subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.     Loan.

a.     Amount. Lender agrees, on the terms and conditions of this Agreement, to make a term loan (the “Loan”) to Borrower in the maximum principal amount of up to One Million and No/100 Dollars ($1,000,000.00), to be disbursed to Borrower as described in Section 1.e., below.

b.     Purpose. The proceeds of the Loan shall be used exclusively for those purposes listed on Exhibit A attached hereto.

c.     Note. The Loan shall be evidenced by, and payable in accordance with, a single Promissory Note (the “Note”) in form acceptable to Lender, dated as of the date of this Agreement. The Note shall bear interest on the unpaid principal amount thereof until such principal amount shall be paid in full, at a fixed rate per annum set forth in the Note. The Note may be prepaid in whole at any time, and from time to time, beginning September 1, 2015 at a price equal to One Hundred Percent (100%) of the principal amount outstanding plus accrued interest and any accrued penalties or fees; provided, however, that any prepayment of the Loan shall have a One Percent (1.0%) prepayment penalty.

d.     Term. The term of the Loan shall be for a period of twelve (12) months, unless renewed or extended by the parties by mutual agreement in writing.

e.     Disbursements of the Loan Proceeds. On the Effective Date and subject to the terms and conditions hereof, Lender shall disburse Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00) to Borrower (the “Initial Disbursement”) to be used as described in Exhibit A attached hereto. After the Effective Date, Lender shall make an additional disbursement of up to Three Hundred Thousand and No/100 Dollars ($300,000.00) (the “Second Disbursement”); provided that for the Second Disbursement Borrower satisfies all conditions set forth in Section 4 of this Agreement. Lender shall be under no obligation to disburse the remaining Two Hundred Fifty Thousand and No/100 ($250,000.00) to Borrower at any time for any reason; provided that Lender, in its sole discretion, may agree to disburse all or a portion of such amount to Borrower at such time as it may determine to do so; provided further that Lender shall be entitled to request any additional information, documentation, or other items from Borrower as it shall deem necessary, in its sole discretion, prior to making any such disbursement.

2.     Security. Borrower’s obligations under the Loan shall be secured by, among other things, each of the following, all of which shall be dated as of the date hereof and in form reasonably acceptable to Lender (and which, together with this Agreement, the Note and all other documents evidencing or securing the Loan, including all modifications, amendments, restatements and renewals thereof, shall be collectively referred to herein as the “Loan Documents”):

a.     Security Agreement. A Security Agreement (the “Security Agreement”) from Borrower and each of the Borrower Subsidiaries (defined below) granting to Lender a first priority security interest on all tangible and intangible assets now owned, and/or hereafter created or acquired by the Borrower and each of the Borrower Subsidiaries, including but not limited to all cash deposits, accounts, notes, securities of other entities, contracts receivable, all intellectual property, inventory, machinery and equipment, land and buildings, general intangibles and, to the extent assignable under applicable law, licenses and permits; provided, however, Lender shall not be granted a security interest in that Merrill Lynch investment account or JPMorgan Chase Bank, N.A. deposit account described in Section 2.c. below except as otherwise contemplated under the terms of the Negative Pledge.

b.     Financing Statement. A UCC-1 Financing Statement with respect to all of Borrower’s and each Borrower Subsidiary’s assets, both real and personal, tangible and intangible, as more specifically described in the Security Agreement and which shall be recorded in the Secretary of State’s office in the applicable state of incorporation for Borrower and each Borrower Subsidiary (the “Financing Statement”).

c.     Double Negative Pledge. A Double Negative Pledge of even date herewith (the “Negative Pledge”) with regards to the following: (i) that investment account currently held at Merrill Lynch, account number 7X6-02028, which serves as collateral pursuant to that Collateralized Bond Surety Program Master Pledge and Security Agreement between Travelers Casualty and Surety Company of America and PrimeSource Mortgage, Inc., a Delaware corporation and wholly-owned subsidiary of the Borrower (“PrimeSource”), and (ii) that deposit account currently held at JPMorgan Chase Bank, N.A., account number 000002952663372, which serves as security for that Letter of Credit Number CTCS-228896 issued by JPMorgan Chase Bank, N.A., for the benefit of North American Specialty Insurance Company and/or Washington International Insurance Company.

d.     Guaranty Agreements. Separate Guaranty Agreements (the “Guaranty Agreements”) duly executed by each of the Borrower Subsidiaries, guaranteeing all of the Borrower’s obligations to Lender under the Loan Documents.

e.     Validity Guaranty Agreement. A Validity Guaranty Agreement (the “Validity Guaranty”) executed by Kevin Gadawski, guarantying among other things that Borrower’s representations and warranties in the Loan Documents, as well as statements made and information provided by Borrower to Lender, have been true and correct, and not intentionally misleading.

f.     Account Control Agreements. Account Control Agreements (“Account Control Agreements”) for all of Borrower’s and the Borrower Subsidiaries’ bank accounts at RCB Bank.

g.     Securities Pledge Agreement. A Securities Pledge Agreement from each of Borrower and WWYH, Inc., a Texas corporation (“WWYH”) pledging all of the securities owned by each of them to Lender.

h.     Subordination Agreements. Subordination Agreements from Jeffrey R. Smith and CBB, Inc. subordinating to the Loan all of Borrower’s debt obligations to Jeffrey R. Smith and CBB, Inc.

i.     Letter Agreement. A letter agreement in form acceptable to Lender with regards to payments by American Southwest Mortgage Funding Corp. to Borrower or the Borrower Subsidiaries.

j.     Borrower Subsidiaries. For purposes of this Agreement, “Borrower Subsidiaries” shall mean, individually and collectively, PrimeSource and WWYH.

3.     Authorizations. Borrower shall execute, and cause the Borrower Subsidiaries to execute, in favor of Lender any security or collateral pledge agreements creating first priority security interests in all of the collateral contemplated in Section 2 above or any other property which may reasonably be required by Lender (collectively, the “Collateral”), including, but not limited to, security agreements and Uniform Commercial Code financing statements, or amendments to such agreements and the financing statements already of record, in favor of Lender to perfect Lender’s rights under this Agreement and any of the other Loan Documents. Borrower hereby authorizes Lender to file such security agreements and Uniform Commercial Code financing statements, or amendments thereto or to the financing statements already of record, describing the Collateral in any location deemed necessary or appropriate by Lender. Upon request by Lender, Borrower shall execute and deliver to Lender appropriate mortgages, security agreements, assignments, financing statements, title certificates with Lender’s lien noted thereon, or other evidences of liens or security interests, or any amendments thereto, reasonably necessary or desirable to give effect to the intent of the parties as expressed in the Loan Documents.

4.     Conditions Precedent. Lender’s obligation to make the Second Disbursement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and the other Loan Documents. Borrower understands and agrees that each of the conditions set forth in this section is for the sole benefit of Lender.

a.     Loan Documents. Except as follows, Borrower shall have provided to Lender in form satisfactory to Lender and its legal counsel (a) each and every document, instrument and agreement described in Sections 1 - 3 of this Agreement (as well as this Agreement), duly and validly executed by Borrower and the Borrower Subsidiaries, as applicable; (b) evidence of insurance as required below; (c) releases of any prior deeds of trust, financing statements, or assignments of rents and leases encumbering the Collateral or any portion thereof as Lender shall require pursuant to the terms of this Agreement or otherwise; and (d) any other documents required under this Agreement or by Lender or its counsel.

b.     Payment of Commitment Fee and Other Fees and Expenses. Borrower shall have paid to Lender a non-refundable commitment fee for the Loan in the amount of 3% of the disbursed amount, plus any other fees, charges, and expenses which are then due and payable as specified in this Agreement or any Loan Document.

c.     Organizational Documents. Borrower shall have provided Lender, or shall have caused Lender to be provided with, copies of its and each Borrower Subsidiary’s Charter, certified by the Secretary of State or other appropriate public official in each jurisdiction of incorporation, and its and each Borrower Subsidiary’s Bylaws, and all such other corporate documents as certified by an authorized officer of Borrower or Borrower Subsidiary, as applicable, in form and substance satisfactory to Lender.

d.     Good Standing Certificates. Borrower shall have provided Lender, or shall have caused Lender to be provided with, certificates of the appropriate governmental officials of each jurisdiction as Lender reasonably may request, dated no more than thirty (30) days prior to the date hereof, stating that Borrower, and each Borrower Subsidiary, exists and is in good standing with respect to the payment of franchise and similar taxes and is duly qualified to transact business therein.

e.     Incumbency Certificates. Borrower shall have provided to Lender certificates of an authorized officer of Borrower, and shall have caused each of the Borrower Subsidiaries to provide to Lender certificates of their respective authorized officers, dated the date hereof, as to the incumbency and signature of all officers of Borrower or the Borrower Subsidiaries authorized to execute or attest to this Agreement, the Note, and the other Loan Documents to which Borrower or a Borrower Subsidiary is a party.

f.     Company Authorizations. Borrower shall have provided Lender copies of the resolutions of the board, members or other governing body of Borrower and each of the Borrower Subsidiaries, authorizing, approving and ratifying this Agreement, the Note and the other Loan Documents and the transactions contemplated herein and therein, as applicable, duly adopted by such governing body of Borrower or the Borrower Subsidiary, together with a certificate of an authorized officer of Borrower or the Borrower Subsidiary, dated the date hereof, stating that each such copy is a true and correct copy of resolutions duly adopted at a meeting, or by action taken on written consent, of such governing body of Borrower or the Borrower Subsidiary and that such resolutions have not been modified, amended, rescinded or revoked in any respect and are in full force and effect as of the date hereof.

g.     Third-Party Consents. Borrower shall have provided Lender evidence that Borrower has obtained, and that each of the Borrower Subsidiaries have obtained, all requisite consents and approvals required to be obtained from any third party to permit the transactions contemplated by this Agreement, the Note and the other Loan Documents to be consummated in accordance with their respective terms and conditions.

h.     Key-Man Life Insurance. Within thirty (30) days of the date of this Agreement, Borrower shall have obtained a Key Man Life Insurance policy on Kevin Gadawski in an amount of at least $500,000.00.

i.     Other. Borrower shall have provided Lender all such other documents or items reasonably requested by Lender or its counsel.

5.     Representations and Warranties. In order to induce Lender to enter into this Agreement and to make the Loan, Borrower represents and warrants to Lender as follows (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of the Loan contemplated hereby):

a.     Organization of the Borrower and the Borrower Subsidiaries. The Borrower and PrimeSource are each a corporation, duly organized, validly existing, and in good standing with the State of Delaware and any state in which they conduct business. WWYH is a corporation, duly organized, validly existing and in good standing in the State of Texas and in any state in which it conducts its business.

b.     Authorization. The execution, delivery, and performance of this Agreement and all Loan Documents by Borrower and Borrower Subsidiaries, to the extent to be executed, delivered or performed by Borrower or the Borrower Subsidiaries, have been duly authorized by all necessary action by Borrower and the Borrower Subsidiaries; do not require the consent or approval of any other individual, entity, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (i) any provision of any agreement or other instrument binding upon Borrower and the Borrower Subsidiaries, or (ii) any law, governmental regulation, court decree, or order applicable to Borrower or the Borrower Subsidiaries.

c.     Correctness of Documents. All documents which Borrower or the Borrower Subsidiaries have furnished to Lender in support of the Note and the Loan request by Borrower are in all material respects true and correct and accurately set out the facts represented therein.

d.     Financial Statements and Condition of Borrower. The financial statements of Borrower provided in support of the Note and the Loan request were prepared in accordance with generally accepted accounting principles consistently applied, are true, correct and complete as of the date thereof, and fairly present the financial position of the entity or individual which each purports to reflect, and the financial positions so reflected have not suffered any material adverse changes to this date, and Borrower will not voluntarily dispose of a material portion of its assets during the term of the Loan in a manner which impairs its ability to make payments on the Loan as and when it becomes due.

e.     Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower or the Borrower Subsidiaries when delivered will constitute, legal, valid and binding obligations of Borrower or the Borrower Subsidiaries, as applicable, enforceable against it or them in accordance with their respective terms.

f.     Absence of Proceedings and Actions. There are no actions, suits, or proceedings pending, or, to the knowledge of Borrower after due inquiry, threatened against or affecting Borrower, the Borrower Subsidiaries, or any of their respective properties which, taking into account insurance coverage maintained by Borrower or by the Borrower Subsidiaries, have or could have a material adverse effect on Borrower, the Borrower Subsidiaries, or any of their respective properties.

g.     Absence of Judgments and/or Awards and/or Orders. There are no outstanding and unpaid judgments or arbitration awards against Borrower or the Borrower Subsidiaries. Neither Borrower nor any of the Borrower Subsidiaries is in default or violation with respect to any valid regulation, order, writ, judgment or decree of any court or other governmental or municipal department, commission, board, bureau, agency or instrumentality (including, but not limited to, the Internal Revenue Service).

h.     Non-Default of Borrower Contractually. Other than with respect to the payment of certain dividends to Borrower’s preferred stockholders, neither Borrower nor any of the Borrower Subsidiaries is in default under, nor has it breached in any material respect, any agreement or instrument to which it is a party or by which it or its properties may be bound. The execution and delivery of the Loan Documents and the consummation of other transactions contemplated by this Agreement do not conflict with or result in violation of any valid regulations, order, writ, judgment, injunction or decree of any court or governmental or municipal instrumentality or constitute a breach of or default under any indenture, contract, agreement, or other instrument to which Borrower or a Borrower Subsidiary is a party or by which it or its properties are bound. Neither the execution and delivery of this Agreement nor the issuance of the Note will result in the creation or imposition of, or be any cause for imposing, any lien, charge or encumbrance of any nature whatsoever upon any of the security or assets of Borrower or any of the Borrower Subsidiaries other than those created, imposed or required by this Agreement or the other Loan Documents in favor of Lender. Borrower agrees to indemnify and hold Lender harmless from and against any loss, cost, liability or expense (including, but not limited to, reasonable attorneys’ fees) incurred as a result of the enforcement of any claim against Lender should these representations prove to be false or in connection with Borrower’s failure to pay dividends to Borrower’s preferred stockholders.

i.     Marketable Title Without Liens. The Collateral is subject to no liens, charges or encumbrances except the Permitted Liens and as contemplated in the Loan Documents.

j.     Violation of Governmental Laws, Ordinances or Regulations. Neither Borrower nor any of Borrower Subsidiaries has received notice of any alleged violation of, and neither Borrower nor any of Borrower Subsidiaries is in violation of, any federal law or municipal ordinance or law, order or requirement of the state in which the Collateral is located or any municipal department or other governmental authority having jurisdiction over or affecting the Collateral, which violations in any way relate to or affect the Collateral.

k.     Taxes. All tax returns and reports of Borrower and of the Borrower Subsidiaries that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower or a Borrower Subsidiary in good faith in the ordinary course of business and for which adequate reserves have been provided.

l.     Binding Effect. This Agreement, the Note and all other Loan Documents are binding upon Borrower, Borrower Subsidiaries, and their respective successors and assigns, and are legally enforceable in accordance with their respective terms.

m.     Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

n.     Government Regulation.

i.     Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

ii.     Borrower is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940.

iii.     Borrower is not a “public-utility company,” or a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935.

iv.     Borrower is not engaged principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of “purchasing or carrying any margin stock,” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. No portion of the assets of Borrower consists of any such margin stock, and no part of the proceeds of the Loan will be used to purchase or carry any such margin stock within the meaning of said regulation or to extend credit to others for such purpose.

v.     Neither Borrower nor the Borrower Subsidiaries, nor any entity or individual owning a controlling interest in or otherwise controlling Borrower or any Borrower Subsidiary is an OFAC Prohibited Person. Borrower has implemented appropriate procedures and policies to ensure its compliance with the requirements of Anti-Terrorism and Anti-Money Laundering Laws.

o.     Information. All information and representations heretofore or contemporaneously herewith furnished by Borrower or a Borrower Subsidiary to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower or a Borrower Subsidiary to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

p.     Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect in all material respects until such time as all of Borrower’s obligations under the terms of the Loan Documents shall be satisfied in full.

6.     Affirmative Covenants. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will, for itself and on behalf of the Borrower Subsidiaries:

a.     Financial Statements and Taxes. Upon Lender’s request, provide Lender with, or cause Lender to be provided with, the following:

i.     Annual Financial Statements. As soon as available and not more than ninety (90) days after the end of each fiscal year of the Borrower (subject to any permitted extension period provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) the Borrower Subsidiaries, respectively, financial statements, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position of the reporting party (“Financial Statements”), all in reasonable detail satisfactory to Lender and prepared by certified public accountants acceptable to Lender in accordance with generally accepted accounting principles in effect in the United States from time to time (“GAAP”), consistently applied, and certified as true and correct by an authorized officer of each of Borrower and the Borrower Subsidiaries, respectively, together with any accountant-prepared compilation or review that may have been obtained by such reporting party.

ii.     Quarterly Financial Statements. As soon as available and not more than forty-five (45) days after the end of each fiscal quarter of the Borrower (subject to any permitted extension period provided by Rule 12b-25 of the Exchange Act), quarterly Financial Statements for Borrower and the Borrower Subsidiaries for the period ended and a statement of changes in Borrower’s financial position, all in reasonable detail satisfactory to Lender and internally prepared by Borrower in accordance with GAAP, consistently applied, and certified as true and correct by an authorized officer of Borrower.

iii.     Weekly Reports. On a weekly basis, reports by the Borrower and Borrower Subsidiaries of all current loans held for sale and projected revenue and cash flow to be generated upon the sale of the loans and a pipeline of active borrowers for all office locations.

iv.     Tax Returns. As soon as available each year and not more than thirty (30) days after filing, complete copies (including all schedules) of all state and federal tax returns filed by Borrower and the Borrower Subsidiaries, along with copies of any extensions.

b.     Financial Covenants. Borrower and the Borrower Subsidiaries, on a consolidated basis, shall maintain the following financial covenants and ratios all in accordance with GAAP:

i.     Minimum EBITDA. Earnings before interest, taxes, depreciation and amortization in an amount equal to no less than: (i) $300,000 for the months of February and March, 2015, combined; (ii) $750,000 as of June 30, 2015; and (iii) $1,000,000 as of September 30, 2015 and thereafter.

ii.     Fixed Charge Coverage Ratio. As of March 31, 2015, and at all times thereafter, a fixed charge coverage ratio of no less than 1.25. For purposes of this Agreement, “fixed charge coverage ratio” is defined as Borrower’s earnings before interest, taxes, depreciation and amortization less distributions plus lease/rent expense divided by Borrower’s current portion of long-term debt plus interest expense plus lease/rent expense.

c.     Change in Financial Condition/Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower’s financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower which could materially and adversely affect its financial condition.

d.     Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

e.     Additional Information. Furnish such true and accurate additional information and copies of statements, financial statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, notices of any claims or lawsuits concerning Borrower’s business operations (including but not limited to claims of materialmen or subcontractors), forecasts, tax returns, and other reports with respect to Borrower’s financial condition and business operations as Lender may reasonably request from time to time.

f.     Insurance. Maintain fire and other risk insurance (“all-risk”) broad form insurance coverage on a “non-reporting” basis on the Collateral in an amount not less than (a) the outstanding balance of the Loan, or (b) the replacement cost of the Collateral (without deduction for depreciation) for the full range of casualties, with endorsements insuring against such potential causes of loss as shall be required by Lender; public liability insurance; an umbrella or excess liability policy; business interruption insurance equal to an amount necessary to pay payments under the Note for twelve (12) months; and such other insurance as Lender may reasonably require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender, naming Lender as loss payee. Further, Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form reasonably satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days’ prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other party. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loan, Borrower will provide Lender with such loss payable or other endorsements as Lender may reasonably require. Notwithstanding the foregoing, the Second Disbursement shall not be delayed on account of Borrower’s failure to have the foregoing-described insurance provided Borrower shall have obtained such insurance to Lender’s reasonable satisfaction within 60-days of the Effective Date.

g.     Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (i) the name of the insurer; (ii) the risks insured; (iii) the amount of the policy; (iv) the properties insured; (v) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (vi) the expiration date of the policy. In addition, upon request of Lender following an Event of Default (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

h.     Other Agreements. Comply with all terms and conditions of all other agreements, contracts, or leases whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

i.     Loan Proceeds. Use all Loan proceeds solely for Borrower’s commercial and business operations, unless specifically consented to the contrary by Lender in writing.

j.     Taxes, Charges and Liens. Provided it does not give rise of an Event of Default hereunder, pay and discharge prior to delinquency all of Borrower’s indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits; provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (i) the legality of the same shall be contested in good faith by appropriate proceedings, and (ii) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower’s properties, income, or profits. Borrower agrees to indemnify and hold Lender harmless from and against any loss, cost, liability or expense (including, but not limited to, reasonable attorneys’ fees) incurred as a result of the enforcement of any claim against Lender in connection with Borrower’s failure to pay and discharge any indebtedness or obligation.

k.     Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the other Loan Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Loan Documents.

l.     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans With Disabilities Act, and with all minimum funding standards and other requirements of the Employee Retirement Income Security Act of 1974, as amended, and other laws applicable to Borrower’s employee benefit plans.

m.     Inspection. Permit employees or agents of Lender at any reasonable time after reasonable notice to inspect any and all Collateral for the Loan and Borrower’s other properties (subject to the rights of tenants in possession) and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintain any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

n.     Compliance Certificate. Certify to Lender, on a quarterly basis that, as of the date of such certificate, the representations and warranties set forth in this Agreement are true and correct in all material respects and that no default or Event of Default exists under this Agreement.

o.     Environmental Compliance and Reports. Comply in all material respects with all federal, state and/or local environmental protection laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is in accordance with and not in default of applicable environmental laws and/or is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; furnish to Lender promptly and in any event within ten (10) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

p.     Additional Assurances. Make, execute and deliver to Lender such promissory notes, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loan and to perfect all security and liens contemplated by this Agreement.

q.     USA Patriot Act Verification. Borrower shall provide information or documentation, including but not limited to the legal name, address and tax identification number of Borrower sufficient for Lender to verify the identity of Borrower in accordance with the USA Patriot Act. Borrower shall notify Lender promptly of any change in such information.

r.     Errors and Omissions. If requested by Lender or its agent, Borrower shall fully cooperate in the execution and/or correction, if necessary in the reasonable discretion of Lender, of any and all Loan Documents so that all documents accurately describe the loan between Borrower and Lender. The Borrower further agrees to comply with all reasonable requests by Lender within thirty (30) days from the date of the mailing of the correction requests by Lender or its agent. Borrower agrees to assume all costs for same, including, by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with Lender or requests within the specified thirty (30) days.

7.     Negative Covenants. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, and shall not permit the Borrower Subsidiaries to, without the prior written consent of Lender:

a.     Limitations on Liens. Incur, create, assume or permit to exist any mortgage, pledge, security interest, encumbrance, lien or charge of any kind upon any of their property now owned or hereafter acquired, or assets of any character, except Permitted Liens. For purposes of this Agreement, “Permitted Liens” shall be limited to and mean the following: (i) liens and security interests securing the Loan; (ii) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (iii) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; and (iv) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business in an amount not to exceed $10,000.00.

b.     Limitation on Indebtedness. Create, incur, assume or suffer to exist any debt except for (a) debt to Lender, (b) debt outstanding on the date hereof and shown on the most recent financial statements submitted to Lender, (c) accounts payable to trade creditors incurred in the ordinary course of business, (d) debt secured by purchase money security interests, not to exceed $10,000.00, or (e) debt incurred by Borrower or a Borrower Subsidiary in the ordinary course of business under the terms of a warehouse line of credit contemplated in Section 8.e.; or, with the exception of any payment required under the terms of the Loan Documents, make any debt payment which would, after giving effect to such payment, cause Borrower or the Borrower Subsidiary, as applicable, to violate that financial covenant set forth in Section 6.b.ii. above.

c.     Capital Expenditures. Borrower shall not make any expenditure for fixed assets (as defined in accordance with GAAP) in excess of $25,000.00.

d.     Continuity of Operations. Cease to maintain continuity of present operations, its current management and ownership, and its current form of existence, or transfer or sell any interest in Borrower or a Borrower Subsidiary to any other person.

e.     Transfer of Property. Sell, transfer, assign, pledge, hypothecate or encumber any interest in the Collateral without the prior written consent of Lender.

f.     No Merger or Acquisition. Acquire substantially all of the assets of any other entity, become a party to any merger or acquisition of the ownership interests of Borrower or any other entity, or sell, lease, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any interest in the Collateral or any of its other assets, including the stock and assets held by its subsidiaries, outside the ordinary course of business without the prior written consent of Lender.

g.     Guaranty Obligations. Assume, guarantee, endorse or otherwise be or become directly or contingently liable for obligations of any person.

h.     Loans to Principals. Make any loans or advances to its owners or management.

i.     Limitation on Dividends. Pay or declare any dividends or other distributions to its owners until May 1, 2015, and then only provided that Borrower or the Borrower Subsidiary, as applicable, shall first provide evidence reasonably acceptable to Lender that such dividend or distribution, when made, will not cause Borrower or the Borrower Subsidiary, as applicable, to violate that financial covenant set forth in Section 6.b.ii. above. Borrower agrees to indemnify and hold Lender harmless from and against any loss, cost, liability or expense (including, but not limited to, reasonable attorneys’ fees) incurred as a result of the enforcement of any claim against Lender in connection with Borrower’s payment or non-payment of any dividends or other distributions to its owners.

j.     Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any affiliate, except in the ordinary course of and pursuant to the reasonable requirements of business of Borrower or the Borrower Subsidiaries, as applicable, and upon fair and reasonable terms no less favorable to Borrower or the Borrower Subsidiary, as applicable, than such party would obtain in a comparable arm's length transaction with a person not an affiliate. For the purposes of this Section 7.j., "affiliate" shall mean any person, corporation, partnership or other entity controlling, controlled by or under common control with Borrower or the Borrower Subsidiary, as applicable. All indebtedness of Borrower owed to any affiliate shall be made subordinate to the indebtedness under or pursuant to this Agreement in accordance with subordination agreements in form satisfactory to Lender.

k.     Investments. Borrower shall not make, commit to make or suffer to exist, any loan, advance, extension of credit or capital contribution to, or the acquisition of any stock, bonds, notes, debentures or other obligations or securities of, or acquire any other interest in or make any other investment in, any person or entity except:

i.     Cash on hand and in deposit in banks;

ii.     Accounts receivable representing trade credit extended in the ordinary course of business; and

iii.     Advances in reasonable amounts made by Borrower to employees for reimbursable expenses incurred or to be incurred by such employees in the ordinary course performance of their duties.

8.     Events of Default. Each of the following shall constitute an “Event of Default” under this Agreement:

a.     Non-Payment of Principal or Interest. Borrower failing to make the required principal or interest payments under the Note within fifteen (15) days of becoming due.

b.     Breach of Condition, Etc. Borrower violating any other term, condition, or representation contained in this Agreement, the Note, the Guaranty Agreements, the Security Agreement or any other Loan Document and, absent any other cure period expressly provided in the Loan Documents, such violation continues thirty (30) days after notice from Lender.

c.     Other Defaults. The failure on the part of Borrower to pay any other indebtedness now or hereafter owed by Borrower to Lender, or to keep and perform all of Borrower’s covenants and agreements made in connection with such other indebtedness, after all applicable notice and cure periods set forth in written documents relating to such other indebtedness

d.     Default in Favor of Third Parties. Should Borrower default under any loan, lease, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any party other than Lender that continues beyond any applicable notice and cure period and that may materially and adversely affect any of Borrower’s property or Borrower’s ability to repay the Loan or perform their respective obligations under this Agreement or any of the other Loan Documents.

e.     Warehouse Line of Credit. Should Borrower or any Borrower Subsidiary fail to maintain a warehouse line of credit in an amount not less than $50,000,000 and otherwise on terms materially similar to that Residential Mortgage Loan Origination and Purchase Agreement between PrimeSource and American Southwest Mortgage Funding Corp.

f.     False Statements. Should any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower under this Agreement or any of the other Loan Documents be false or misleading in any material respect at the time made or furnished, or become false or misleading in any material respect at any time thereafter.

g.     Defective Collateralization. Should this Agreement or any of the other Loan Documents cease to be in full force and effect (including failure of any security agreement or UCC Financing Statement to create a valid and perfected security interest) at any time and for any reason.

h.     Insolvency. The insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower; provided, however, in the case of a default occasioned by an involuntary bankruptcy, insolvency or receivership proceeding against Borrower, Borrower shall have forty-five (45) days within which to obtain a dismissal thereof.

i.     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency, including any garnishment, attachment, or levy on or of Borrower’s deposit accounts with Lender.

j.     Material Adverse Effect or Material Uninsured Loss. The occurrence of any material adverse effect in (i) the validity, performance or enforceability of any Loan Document, (ii) the legality, financial condition, business, operations, properties, prospects, or profits of Borrower, (iii) the ability of Borrower to fulfill its obligations under the Loan Documents or any material contract to which it is a party, (iv) the perfection or priority of liens granted to Lender hereunder or the rights and remedies of Lender hereunder, or (v) the condition or value of any material portion of the Collateral.

k.     Tax Lien. A notice of lien, levy or assessment is filed of record with respect to all or any of Borrower’s assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time or times hereafter to any of them becomes a lien or encumbrance upon the Collateral or any other asset of Borrower and the same is not dismissed, discharged, or bonded within thirty (30) days after the same becomes a lien or encumbrance or, in the case of ad valorem taxes, prior to the last day when payment may be made without penalty.

l.     Judgments. The entry of a judgment or the issuance of a warrant of attachment, execution or similar process against Borrower or any of its assets in excess of $10,000 which shall not be dismissed, discharged, stayed pending appeal or bonded within thirty (30) days after entry and, if bonded, such bond (or replacement bond) shall not continue in effect at all times until such judgment is dismissed or discharged.

m.     Adverse Change. A material adverse change occurs in Borrower’s financial condition, which causes Lender reasonably to believe that the prospect of payment or performance under this Agreement is impaired.

n.     Conflicts Among Loan Documents. In the event of any conflict between the Events of Default denoted in this Agreement and any other of the Loan Documents, the appropriate and applicable provision of this Agreement or the Loan Documents inuring to the greatest benefit of Lender shall be deemed to apply in such circumstance. Further, no notice or cure period referenced in this Agreement shall be used to extend any notice or cure period granted in any other Loan Document, nor shall any notice or cure period granted in this Agreement be in addition to any notice or cure period granted in any other Loan Document.

o.     Borrower Subsidiary Defaults. The occurrence of any of the foregoing Events of Default, to the extent applicable, with regard to either of the Borrower Subsidiaries.

9.     Effect of An Event of Default. Upon the occurrence of an Event of Default, or an event which, with the passage of time or notice or both, would constitute a default or Event of Default under any of the Loan Documents, in addition to, and not in limitation of the other remedies provided by law or any of the Loan Documents, Lender (either itself, or through any representative designated by it) shall have the absolute right at its option and election and in its sole discretion to take any of the following actions at the same or different times:

a.     Cancellation. Cancel this Agreement by written notice to Borrower.

b.     Specific Performance. Institute appropriate proceedings to enforce specific performance of the terms and conditions of this Agreement.

c.     Acceleration. Accelerate maturity of the Note and demand payment of the principal sums due thereunder, with interest, advances, costs, and reasonable attorneys’ fees, and in default of said payment or any part thereof, to enforce collection of such payment by appropriate action provided for hereunder and/or in any of the other Loan Documents in any court of competent jurisdiction.

d.     Possession. Take immediate possession of the Collateral and exercise any rights of a secured party under applicable law and any security agreement, assignment, or other contractual instrument entered into by and between Lender and Borrower or any other party. Any funds advanced by Lender for protection or preservation of any Collateral shall be payable on demand, shall bear interest at the Default Rate as defined in the Note, and the payment thereof shall be secured by the Collateral provided herein. Lender shall, however, be under no obligation to make such disbursements, but its action in this respect shall be solely at its option.

e.     No Waiver or Marshalling. Proceed against Borrower or any Collateral in such order and at such time or times as it may at its discretion deem to be in its best interest without liability for loss by reason of delay or its order of proceeding or otherwise. Borrower hereby waives any right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law.

f.     Right of Setoff. Lender may, and is hereby authorized by Borrower, at any time and from time to time, to the fullest extent permitted by applicable law, without advance notice to Borrower (any such notice being expressly waived by Borrower) and irrespective of demand for payment, to setoff and apply any or all deposits (general or special, time or demand, provisional or final) at any time held in other than a fiduciary account and any other indebtedness at any time owing by Lender to or for the credit or account of Borrower against any or all amounts owed to Lender by Borrower now or hereafter existing, whether or not such obligations have matured. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower’s right, title and interest in and to, Borrower’s accounts with Lender (whether checking, savings, construction, equity, or some other account), including without limitation all accounts Borrower may open in the future, excluding, however, any accounts for which the grant of a security interest would be prohibited by law.

g.     Application of Proceeds. Apply the proceeds from any collection or sale of any Collateral for the Loan to the satisfaction of the following classes in the order in which they are listed, and for any class which can only be partially satisfied, the items shall be paid pro rata based on the amounts owed within the class as of the date the proceeds are available for payment:

i.     The expenses of collecting, retaking, removing, storing, finishing, repairing, preserving, insuring, appraising, holding and selling the Collateral, including, without limitation, any and all reasonable costs, attorney’s fees, trustee’s fees and brokerage commissions;

ii.     The expenses of liquidating or satisfying any liens, security interests or other encumbrances on the Collateral which may be prior to the liens or security interests of Lender; and

iii.     The Note or any of the other obligations secured by the other Loan Documents executed in connection with the Loan in whatever order Lender, in its sole and absolute discretion, shall choose.

h.     Holding Accounts or Property. Place a hold on any account, fund or other property belonging to Borrower which shall be in Lender’s possession or under its control until the Event of Default is cured or Lender exercises any lawful right of set-off.

i.     Appointment of Receiver. Appoint a receiver or receivers to collect any income from the Collateral without consideration for the value of the Collateral or the solvency of any person or entity liable for the payment of the amounts then owing, and for the purposes of preserving the security, preventing waste and protection of all rights accruing to Lender by virtue of this Agreement, and all amounts collected by the receiver shall, after expenses of the receivership, be applied to the payment of the amounts owed pursuant to the terms of the Loan Documents and interest thereon as a lien; and Lender, at its option, shall have the right to do the same without the appointment of a receiver.

j.     Disbursement of Funds. Upon the happening of any Event of Default which may be cured by the payment of money, Lender shall have the option to make such payment from the Loan funds and/or any of Borrower’s funds in Lender’s possession or control on behalf of Borrower and for Borrower’s account thereby curing the default. Nothing herein shall be construed to require Lender to effect such a cure, and Lender’s failure to effect a cure that is provided hereinabove shall not be deemed a waiver of Lender’s rights and remedies on account of the default.

k.     [Intentionally Omitted.]

l.     Withhold Advances. Lender shall have no obligation to make any advances of the Loan even if Lender has previously committed to such advances.

m.     Other Remedies. Lender shall have all the rights and remedies provided in the Loan Documents or available at law, in equity, or otherwise. Lender shall be privileged and shall have the absolute right to resort to any one, or more, or all, of said remedies, neither to the limited exclusion of the other. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

10.     Additional Stipulations and Agreements of Borrower. The following additional agreements of Borrower are a part of this Agreement and pursuant to which Borrower hereby agrees as follows:

a.     Amendments. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

b.     Lender’s Right to Appear in Litigation. Lender shall have the right (not to the exclusion of Borrower) to commence, to appear in, or to defend any action or proceeding purporting to affect the rights or duties of the parties hereunder and, in connection therewith, to pay out of the Loan, all necessary expenses and reasonable attorneys’ fees where Lender enters the case to defend its interests. Borrower hereby agrees to repay all of the foregoing to Lender upon demand, and all security given hereunder shall secure any such sums.

c.     Dispute Resolution; Governing Law. This Agreement is made in and shall be construed in accordance with the laws and judicial decisions of the State of New York. At Lender’s discretion, any claim or controversy arising out of or relating to this Agreement that is not resolved by negotiation or mediation shall be submitted to arbitration by one arbitrator mutually agreed-upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by either, at Lender’s sole discretion, JAMS or the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in transactions of the type provided for in this Agreement and who is chosen by JAMS or the AAA. The arbitration shall take place in New York, New York, in accordance with the JAMS or AAA rules then in effect. The parties agree that the arbitrator’s ruling shall be final and binding upon all parties and shall be enforceable in any court that has jurisdiction over the party against whom the claim is sought. Any dispute arising out of this Agreement that is not submitted to arbitration as provided above shall be adjudicated in either the state or federal courts in New York and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of New York. Borrower waives any defense that venue is not proper for any action brought in any federal or state court in the State of New York.

d.     Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. BORROWER HEREBY ACKNOWLEDGES THAT THIS PROVISION MAY NOT BE ORALLY WAIVED AND CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH, AND BORROWER ACKNOWLEDGES THAT LENDER HAS, IN PART, BEEN INDUCED TO MAKE THE EXTENSION OF CREDIT EVIDENCED BY THE Note IN RELIANCE ON THE PROVISIONS OF THIS PARAGRAPH.

e.     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

f.     This Agreement Part of Note. The Note may specifically incorporate this Agreement by reference and in the event that the Note and/or any of the other Loan Documents are duly assigned, this Agreement shall be considered assigned in like manner. In the event of a conflict between any of the provisions of the Note or any other document evidencing or securing the Loan, and this Agreement, the provisions of this Agreement shall control unless such other document results in further or greater protection to Lender, in which case such document resulting in further or greater protection to Lender shall control.

g.     Exclusiveness. This Agreement and the other Loan Documents are made for the sole protection of Borrower and Lender, and Lender’s successors and assigns, and no other party shall have any right of action hereunder.

h.     Lender’s Assignment; Consent to Loan Participation. The rights of Lender under this Agreement and the other Loan Documents are assignable, wholly or in part, and any assignee of Lender shall succeed to and be possessed of the rights of Lender hereunder to the extent of any such assignment. Borrower further agrees and consents to Lender’s sale or transfer, whether in the past, now, or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligations under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender. All provisions contained in this Agreement which are beneficial to Lender (including, but not limited to, any indemnifications of Borrower to Lender) shall inure to the benefit of Lender and any other participant in the Loan, and any and all of their respective successors and assigns.

i.     Broker’s Commissions. Borrower represents and covenants that it does not know of a broker which was in any way connected with the Loan. Borrower agrees to indemnify and hold Lender harmless from and against any loss, cost, liability or expense (including, but not limited to, reasonable attorneys’ fees) incurred as a result of the enforcement of any claim of a broker’s or finder’s fee against Lender should these representations prove to be false.

j.     Costs, Fees and Expenses. Borrower agrees to pay upon demand all of Lender’s reasonable expenses, including without limitation all of Lender’s commitment, loan and inspection fees, and attorney fees (both in-house and outside counsel) and expenses and litigation costs, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loan made pursuant to this Agreement. Lender may pay someone else to help collect the Loan and to enforce this Agreement and Borrower agrees to pay that amount. This includes, subject to any limits under applicable law, Lender’s reasonable attorney fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorney fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also agrees to pay any court costs, in addition to all other sums provided by law. Whether or not there are funds provided in the Loan for the payment of any of the foregoing costs, fees, expenses or other charges, Lender is hereby authorized to disburse Loan funds directly in payment thereof.

k.     Post Judgment Attorney Fees. If the service of an attorney is required by Lender to enforce a judgment rendered in connection with the Loan, this Agreement, or any of the other Loan Documents, Lender shall be entitled to its reasonable attorneys’ fees, legal expenses, and costs and such attorneys’ fees, legal expenses and costs shall be recoverable as a separate item. This provision shall be severable from all other provisions of this Agreement or the other Loan Documents, shall survive any judgment, and shall not be deemed merged into the judgment.

l.     Notices. Except for any notice required under applicable law to be given in another manner, any notice, report, demand or other instrument required or permitted to be given by this Agreement shall be given or made in writing, and shall be, as elected by the person giving such notice, served either (i) personally by messenger or by nationally recognized overnight courier service, (ii) by telecopier facsimile transmission, (iii) by electronic mail, or (iv) mailed in the United States mail by prepaid, certified mail, return receipt requested:

(A)     In the case of Lender, addressed to:

Quintium Private Opportunities Fund, LP

9202 S. Northshore Drive, Suite 301

Knoxville, Tennessee 37917

Attn: Todd Kidd

Telecopier Number: (865) 243-8019

Email: todd@quintiumadvisors.com

With a copy to:

Gentry, Tipton & McLemore, P.C.

900 S. Gay Street, Suite 2300

Knoxville, Tennessee 37902

Attention: John G. Brock, Esq.

Telecopier Number: (865) 637-6761

Email: jgb@tennlaw.com

(B)     In the case of Borrower, addressed to:

PSM Holdings, Inc.

5900 Mosteller Drive

Oklahoma City, Oklahoma 73112

Attention: Mr. Kevin Gadawski

Telecopier Number: (405) 753-1900

Email: kgadawski@wewalkyhouhome.com

With a copy to:

The Law Office of Ronald N. Vance & Associates, P.C.

1656 Reunion Avenue, Suite 250

South Jordan, Utah 84095

Attention: Ronald N. Vance, Esq.

Telecopier: (801) 446-8803

Email: ron@vancelaw.us

Any notice given in accordance with the provisions of this section shall be deemed to be effective if personally delivered or sent by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received), provided a physical copy of such electronic mail is also delivered by fax on the same day; telecopier facsimile transmission on the date of such delivery or transmission or, if by overnight courier or overnight mail, on the business day immediately following the date upon which the notice is deposited in a regularly maintained overnight courier or U.S. mail receptacle, postage prepaid (and, in the case mailed, by certified mail, return receipt requested, three business days from the postmark date), as the case may be. Each party may give notice to the other party of a change of its address for the purposes of giving notice under this section which thereafter, until changed by like notice, shall be the address of such party for all purposes of this Agreement.

m.     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any individual, entity or circumstance, such finding shall not render that provision invalid or unenforceable as to any other individuals, entities or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

n.     Confidentiality. Borrower agrees that the terms and provisions of the Loan Documents shall be deemed confidential and shall not be disclosed by any party or their agents, employees, representatives, and/or assigns except to Borrower’s attorneys, accountants, and any regulating authorities as necessary or as required by subpoena or legal process. The obligations imposed on Borrower herein shall continue following the termination or payoff of the Loans.

o.     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

p.     Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Loan Documents, regardless of any investigation made by Lender or on Lender’s behalf.

q.     Time Is of the Essence. Time is of the essence in the performance of this Agreement and the obligations created hereby.

r.     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, shall constitute a waiver of any of Lender’s rights or of any obligations of Borrower as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

s.     Extension or Renewal. Borrower and Lender agree that, by mutual consent evidenced by a written instrument, this Agreement and the other Loan Documents, from time to time, may be extended or renewed in whole or in part, and the rate of interest thereon may be changed, or fees in consideration of loan extensions imposed, and any related right or security thereby waived, exchanged, surrendered or otherwise dealt with, and any of the acts mentioned in the Note may be done, all without affecting the liability (except as set forth therein) of Borrower and all other obligors, endorsers, and co-makers under this Agreement, the Note and the other Loan Documents.

t.     Casualty; Condemnation. If all or any part of the Collateral shall be (a) damaged by fire or other casualty or (b) damaged or taken through condemnation (which term as used herein shall include any damage or taking by any governmental or other authority and any private sale in lieu thereof), Lender shall be entitled to receive all compensation, awards, proceeds and other payments or relief relating to or payable with respect to the interests of Borrower as a result of such casualty or condemnation. Lender shall apply such proceeds to the costs and expenses (including reasonable attorneys’ fees) incurred in recovering same, and then to the indebtedness evidenced by the Note, whether or not due and in whatever order Lender elects, provided, however, that so long as no Event of Default has occurred, Lender shall make such proceeds available to Borrower for the restoration of the Collateral pursuant to conditions and disbursement procedure that are reasonably acceptable to Lender and subject further to the following conditions: (i) the Collateral must be capable of being restored to an economically viable development in Lender’s reasonable discretion and (ii) the proceeds (together with any additional funds to be provided by Borrower) must be sufficient to adequately restore the Collateral in the reasonable determination of Lender.

u.     Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall, together, constitute one and the same instrument.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF THE DATE FIRST WRITTEN ABOVE.

[Signatures on following page]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

LENDER:

Quintium Private Opportunities Fund, LP

By:	/s/ Todd Kidd

Name: Todd Kidd
Title: Managing Director

BORROWER:

PSM Holdings, Inc.

By:	/s/ Kevin Gadawski

Name: Kevin Gadawski
Title: President

STATE OF TENNESSEE                         )

)

COUNTY OF _________________    )

Before me, the undersigned, a Notary Public in and for the state and county aforesaid, personally appeared _______________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who upon oath, acknowledged himself to be a ___________________________________ of QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, the within named bargainor, a _______________________________, and that he, as such _________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of said corporation by himself as _________________________.

Witness my hand and seal at office this _____ day of February, 2015.

Notary Public
My Commission Expires:

STATE OF CALIFORNIA

COUNTY/CITY OF ORANGE

Before me, the undersigned, a Notary Public in and for the state and county aforesaid, personally appeared Kevin J. Gadawski , with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who upon oath, acknowledged himself to be a Officer and Director of PSM HOLDINGS, INC., the within named bargainor, a Delaware corporation, and that he, as such _ President __, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of said corporation by himself as _ President .

Witness my hand and seal at office this 17th day of February, 2015.

/s/ B. Aguilar
Notary Public
My Commission Expires:

April 9, 2016

EXHIBIT A

Permitted Uses of Loan Funds

First Tranche	450,000.00	Quintium Loan Proceeds
	(300,000.00)	Payroll
	(60,272.72)	Other SGA including Box Division
	(13,500.00)	Loan Committment Fee
	(62,208.64)	Current Branch Obligations
	(10,000.00)	Company Legal Counsel
	(4,018.64)	Additional Lender Legal Fees and Expenses
-

Second Tranche	300,000.00	Quintium Loan Proceeds
	(50,000.00)	Current SG&A including ramp of new branches
	(9,000.00)	Loan Committment Fee
	(50,000.00)	paydown of old A/P
	(5,000.00)	Additional Lender Legal - Post Closing
	(186,000.00)	Working Capital / Cash Reserves
-